SMITH BARNEY

                              SMALL CAP GROWTH FUND

             STYLE PURE SERIES / SEMI-ANNUAL REPORT / MARCH 31, 2002





[LOGO]:
SMITH BARNEY MUTUAL FUNDS
Your Serious Money. Professionally Managed.SM



             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

[PHOTO OF Timothy Woods]


TIMOTHY WOODS
PORTFOLIO MANAGER

Style Pure Series

Semi-Annual Report o March 31, 2002

SMITH BARNEY
SMALL CAP GROWTH FUND

TIMOTHY WOODS

Timothy Woods, CFA has more than 20 years of securities business experience.

Education: BS in Accounting from Florida A&M, MBA in Finance from the University of Pennsylvania's Wharton School of Finance.


--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of high-growth companies. These companies possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index** at the time of the Fund's investment. The size of companies in the index changes with market conditions and the composition of the index.

--------------------
** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)


--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
---------------------
November 30, 1999


MANAGER TENURE
---------------------
3 Years


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
---------------------
20 Years


                        Class A   Class B   Class L   Class 1
--------------------------------------------------------------
NASDAQ                  SBSGX     SBYBX     SBSLX     SBCFX
--------------------------------------------------------------
INCEPTION              11/30/99  11/30/99  11/30/99  9/11/00
--------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002*

                                        WITHOUT SALES CHARGES(1)

                        Class A         Class B         Class L         Class 1
--------------------------------------------------------------------------------
Six-Month+              20.99%          20.50%          20.57%          20.96%
--------------------------------------------------------------------------------
One-Year                (1.21)          (1.93)          (1.63)          (1.21)
--------------------------------------------------------------------------------
Since Inception++       (6.22)          (6.91)          (6.78)          (29.26)
--------------------------------------------------------------------------------


                                        WITH SALES CHARGES(2)

                        Class A         Class B         Class L         Class 1
--------------------------------------------------------------------------------
Six-Month+              14.89%          15.50%          18.39%          10.72%
--------------------------------------------------------------------------------
One-Year                (6.13)          (6.84)          (3.59)          (9.59)
--------------------------------------------------------------------------------
Since Inception++       (8.26)          (8.11)          (7.20)          (33.20)
--------------------------------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class A, B and L shares is November 30, 1999. Inception date for Class 1 shares is September 11, 2000.
--------------------------------------------------------------------------------


WHAT'S INSIDE

Letter to Our Shareholders.........................1
Fund at a Glance...................................4
Historical Performance.............................5
Growth of $10,000..................................7
Schedule of Investments............................8
Statement of Assets and Liabilities...............12
Statement of Operations...........................13
Statements of Changes in Net Assets...............14
Notes to Financial Statements.....................15
Financial Highlights..............................21



[LOGO]:
SB
MF
SMITH BARNEY
MUTUAL FUNDS
Your Serious Money. Professionally Managed.SM


  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for the Smith Barney Small Cap Growth Fund ("Portfolio") for the period ended March 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

PERFORMANCE OVERVIEW

For the six months ended March 31, 2002, the Portfolio's Class A shares, without sales charges, returned 20.99%. In comparison, the benchmark Russell 2000 Growth Index ("Russell 2000 Growth")1 returned 23.69% for the same period.2 Past performance is not indicative of future results.

INVESTMENT STRATEGY

The Portfolio seeks to offer investors long-term capital growth by investing at least 80% of the value of its net assets in equity securities with relatively small market capitalizations (i.e., companies that possess a market capitalization range of companies in the Russell 2000 Growth). The manager focuses on small-cap companies that exhibit attractive growth characteristics. Such companies are usually in the early stages of growth and may provide potentially higher long-term returns than large-cap companies. However, small-cap growth companies are likely to be more volatile, and they typically have more limited product lines and financial resources than large-cap companies. (Of course, past performance is not indicative of future results.)

We utilize a bottom-up3 investment strategy to target less well known but financially sound companies that we believe demonstrate the potential to become larger and more successful companies. Elements of this method include fundamental research, evaluation of management and a variety of screening techniques.

MARKET AND PORTFOLIO OVERVIEW

One major reason why we believe that the stock market performed well following September 11, 2001 into the fourth quarter was that many industries within the equity market, in our opinion, were oversold. Although the U.S. economy was experiencing somewhat of a slowdown, some dramatic upward moves in equities occurred during this quarter, particularly among stocks in some of the more "beaten-down" sectors. Some areas in the technology sector, particularly those relating to software, semiconductor and semiequipment industries, generated strong market performances. On a fundamental basis, however, we believe that technology stocks in general were basically starting to stabilize during this period.

Technology spending remained relatively weak during the quarter, particularly in areas with severe overcapacity, such as telecommunications and optics. The Portfolio tended to maintain a relatively reduced weighting in telecommunications and optics relative to its benchmark the Russell 2000 Growth, but was overweight the broader technology sector versus this Index; it was mainly overweight in semiconductor, semiequipment and, to a lesser extent, the software industries. Traditional spending (for software upgrades) and new equipment remained relatively weak. However, we anticipate the technology sector to pick up somewhat in the second half of this year.

Stocks in the energy sector continued to generate strong performances during this quarter, particularly in the oil service and exploration and production areas. In the healthcare sector, some very visible disappointments occurred in the biotechnology sector, where we were underweight relative to the Index, as certain companies did not obtain (or are still seeking) product

-------------------
1 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) Please note that an investor cannot invest directly in an index.

2 Source: Lipper, Inc. Lipper, Inc. is a nationally recognized, independent organization that reports on total return performance and rankings for investment products.

3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

 1 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders approvals from the Food and Drug Administration ("FDA"). During this quarter, the Portfolio was overweighted (relative to the benchmark the Russell 2000 Growth) in healthcare services, which, in our view, generated a respectable performance during the quarter. Specific examples include HMOs, some hospitals and drug distributors.

Although consumer confidence levels were lower during this quarter compared to other periods, housing demand and spending in the retail sector were relatively strong (although there was an initial lull in retail spending after September
11th). On a macroeconomic level, real Gross Domestic Product ("GDP")4 increased 5.8% at a seasonally adjusted annual rate for the first quarter of 2002, 1.7% at a seasonally adjusted annual rate for the fourth quarter of 2001, versus having dropped 1.3% for the third quarter, according to the Bureau of Economic Analysis.

Going into 2002, it appears the consensus is that the U.S. economy, fueled by increased spending by the consumer as well as the U.S. Government, will likely continue to improve as this year progresses.

Although the technology sector as a whole posted relatively strong results in the fourth quarter of 2001, the sector surrendered some of its gains during the first quarter of 2002. This was particularly evident with software stocks and, to a lesser extent, semiequipment stocks. One contributing factor to this drop in performance is that the first quarter is seasonally one of the weakest quarters in technology. We anticipate that first-quarter earnings in the technology sector will remain relatively weak and do not expect activity in this sector to increase much until the second half of this year. The consumer and healthcare services group also performed well during the final quarter of the year.

During the first quarter, the market continued to favor more basic industry and value-oriented sectors, such as chemicals, papers, as well as some steel and metals companies. According to our observations, as GDP increases, those basic industry-type sectors have had a general tendency to perform well (although past performance does not guarantee similar future results).

As the first quarter ended, it appeared to us that the slowdown in the U.S. economy did not last as long as investors may have expected, which we perceive as positive news. However, from our perspective, investors still seemed concerned about the weakness in corporate earnings, particularly in the technology sector.

MARKET OUTLOOK

We maintain a very positive outlook in several sectors. We feel the healthcare services industry offers growth prospects mainly because of continued strong pricing in the hospital and HMO areas. The Portfolio is equal weighted in technology stocks relative to the benchmark, but mainly focused on the semiconductor and semiequipment sectors. We believe that the software sector may perform very well later during this year.

The Portfolio is overweighted in the consumer sector. In our view, some specialty apparel and restaurant stocks appear attractive. The Portfolio is also overweighted in energy stocks relative to the Russell 2000 Growth. We believe that as the U.S. economy improves, there may be an increased demand for oil and gas and we anticipate that crude oil and natural gas prices should remain strong. The Portfolio, however, is underweighted in biotechnology and medical technology stocks, relative to the Index.

On a macroeconomic level, even though we believe that short-term interest rates will not drop in the foreseeable future and may rise slightly as the U.S. economy gets stronger, interest rates are still at historical lows; in our view, rates will likely remain at relatively historical lows. Low interest rate environments have historically been very good for small-cap growth stocks because, typically, hurdles to accessing capital have been lower and the relative cost of capital for smaller firms has improved. This consideration, in our view, is supportive of small-cap issues that usually encounter more difficult barriers to obtaining capital than large-cap companies.

----------------
4 GDP is a market value of goods and services produced by labor and property in the U.S.


 2 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

In terms of our overall outlook, we maintain a fairly positive view. We think corporate earnings will remain fairly weak in the first half of the year, but that companies may generally generate stronger results in the second half of this year. GDP has risen, and we think that it will progressively improve. We anticipate a slight improvement in corporate earnings in the second quarter and that earnings in the small-cap growth sector will improve toward the third and fourth quarters of 2002. Furthermore, in our view, valuations remain fairly compelling.

In closing, we maintain a positive outlook for the small-cap growth equity market for 2002 and appreciate your confidence in us and investment in the Smith Barney Small Cap Growth Fund. We look forward to continuing to help you pursue your investment goals in the future.

Sincerely,

/s/ Heath B. McLendon                 /s/ Timothy Woods

Heath B. McLendon                     Timothy Woods, CFA
Chairman                              Vice President and
                                      Investment Officer

April 27, 2002



The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.

 3 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
           SMITH BARNEY SMALL CAP GROWTH FUND at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
  TOP TEN HOLDINGS*+
--------------------------------------------------------------------------------

   1. EATON VANCE CORP. ................................................. 2.1%

   2. LAM RESEARCH CORP. ................................................ 1.8

   3. OXFORD HEALTH PLANS, INC. ......................................... 1.7

   4. ADVENT SOFTWARE, INC. ............................................. 1.6

   5. EVEREST RE GROUP, LTD. ............................................ 1.6

   6. INTERNATIONAL GAME TECHNOLOGY ..................................... 1.5

   7. RUDOLPH TECHNOLOGIES, INC. ........................................ 1.5

   8. CYTYC CORP. ....................................................... 1.5

   9. MERCURY INTERACTIVE CORP. ......................................... 1.4

  10. ZORAN CORP. ....................................................... 1.4





[BAR CHART DATA]:
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION*+
--------------------------------------------------------------------------------
Business Services                    4.5%
Computer Software                   17.5%
Financial Services                   5.1%
Insurance                            5.2%
Manufacturing                        3.3%
Medical Products and Supplies        3.3%
Oil and Gas                          9.9%
Pharmaceutical                       6.5%
Retail                              11.4%
Semiconductors                      11.2%
Other                               22.1%




[PIE CHART DATA]:
--------------------------------------------------------------------------------
INVESTMENT BREAKDOWN*++
Common Stock                        95.9%
Repurchase Agreement                 4.1%



* All information is as of March 31, 2002. Please note that Portfolio holdings are subject to change.

+    As a percentage of total common stock.

++   As a percentage of total investments.



 4 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders


------------------------------------------------------------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NET ASSET VALUE
                                           ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDENDS    DISTRIBUTIONS      CAPITAL       RETURNS(1)+
====================================================================================================================================
3/31/02                                     $ 8.10         $ 9.80           $0.00         $0.00            $0.00         20.99%++
------------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.13           8.10            0.00          0.00             0.00        (52.71)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.13            0.00          0.00             0.02         50.45++
====================================================================================================================================
Total                                                                       $0.00         $0.00            $0.02
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NET ASSET VALUE
                                           ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDENDS    DISTRIBUTIONS      CAPITAL       RETURNS(1)+
====================================================================================================================================
3/31/02                                     $ 8.00         $ 9.64           $0.00         $0.00            $0.00         20.50%++
------------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.03           8.00            0.00          0.00             0.00        (53.02)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.03            0.00          0.00             0.01         49.48++
====================================================================================================================================
Total                                                                       $0.00         $0.00            $0.01
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS L SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NET ASSET VALUE
                                           ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDENDS    DISTRIBUTIONS      CAPITAL       RETURNS(1)+
====================================================================================================================================
3/31/02                                     $ 8.02         $ 9.67           $0.00         $0.00            $0.00         20.57%++
------------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.04           8.02            0.00          0.00             0.00        (52.93)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.04            0.00          0.00             0.01         49.56++
====================================================================================================================================
Total                                                                       $0.00         $0.00            $0.01
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS 1 SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NET ASSET VALUE
                                           ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDENDS    DISTRIBUTIONS      CAPITAL       RETURNS(1)+
====================================================================================================================================
3/31/02                                     $ 8.11         $ 9.81           $0.00         $0.00            $0.00         20.96%++
------------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.13           8.11            0.00          0.00             0.00        (52.66)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         16.78          17.13            0.00          0.00             0.00          2.09++
====================================================================================================================================
Total                                                                       $0.00         $0.00            $0.00
====================================================================================================================================



 5 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders


------------------------------------------------------------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS Y SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NET ASSET VALUE
                                           ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDENDS    DISTRIBUTIONS      CAPITAL       RETURNS(1)+
====================================================================================================================================
3/31/02                                     $ 8.17         $ 9.91           $0.00         $0.00            $0.00         21.30%++
------------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.17           8.17            0.00          0.00             0.00        (52.42)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         18.59          17.17            0.00          0.00             0.00         (7.64)++
====================================================================================================================================
Total                                                                       $0.00         $0.00            $0.00
====================================================================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY,
ANNUALLY.


------------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS+
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  WITHOUT SALES CHARGE (1)
                                                              ----------------------------------------------------------------------
                                                              CLASS A        CLASS B       CLASS L        CLASS 1        CLASS Y
====================================================================================================================================
Six Months Ended 3/31/02++                                     20.99%         20.50%        20.57%         20.96%        21.30%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31/02                                             (1.21)         (1.93)        (1.63)         (1.21)        (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/02                                     (6.22)         (6.91)        (6.78)        (29.26)       (25.87)
====================================================================================================================================


                                                                                     WITH SALES CHARGE (2)
------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A        CLASS B       CLASS L        CLASS 1        CLASS Y
====================================================================================================================================
Six Months Ended 3/31/02++                                     14.89%         15.50%        18.39%         10.72%        21.30%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31/02                                             (6.13)         (6.84)        (3.59)         (9.59)        (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/02                                     (8.26)         (8.11)        (7.20)        (33.20)       (25.87)
====================================================================================================================================




------------------------------------------------------------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS+
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   WITHOUT SALES CHARGES(1)
====================================================================================================================================
Class A (Inception* through 3/31/02)                                                       (13.93)%
------------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 3/31/02)                                                       (15.39)
------------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 3/31/02)                                                       (15.12)
------------------------------------------------------------------------------------------------------------------------------------
Class 1 (Inception* through 3/31/02)                                                       (41.54)
------------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 3/31/02)                                                       (46.69)
====================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and L shares is November 30, 1999. Inception dates for Class 1 and Y shares are September 11, 2000 and February 23, 2000, respectively.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.



 6 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE SMITH BARNEY SMALL CAP GROWTH FUND VS. RUSSELL 2000 GROWTH INDEX AND RUSSELL 2500 GROWTH INDEX+
--------------------------------------------------------------------------------
                           November 1999 -- March 2002



[LINE CHART DATA]:

               Smith Barney      Smith Barney      Smith Barney
               Small Cap         Small Cap         Small Cap
               Growth Fund -     Growth Fund -     Growth Fund -     Russell 2000    Russell 2500
               Class A Shares    Class B Shares    Class L Shares    Growth Index++  Growth Index++

Nov 30,1999      $ 9,500.0         $10,000.0        $ 9,896.0         $10,000.0        $10,000.0
Mar 2000          14,785.0          15,518.0         15,365.0          12,854.0         13,685.0
Sep 2000          14,292.0          14,948.0         14,801.0          11,434.0         12,366.0
Mar 2001           8,277.0           8,628.0          8,538.0           7,737.0          7,987.0
Sep 2001           6,758.0           7,022.0          6,966.0           6,565.0          7,064.0
Mar 31, 2002       8,177.0           8,208.0          8,399.0           8,120.0          8,631.0



+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through March 31, 2002. The Russell 2000 Growth Index is a weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

++ It is the opinion of management that the Russell 2000 Growth Index more accurately reflects the current composition of the Smith Barney Small Cap Growth Fund than the Russell 2500 Growth Index. In future reporting, the Russell 2000 Growth Index will be used as a basis of comparison of total return performance rather than the Russell 2500 Growth Index.



 7 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders


------------------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                 MARCH 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

  SHARES                                                         SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
AUTO/TRUCK PARTS AND EQUIPMENT -- 1.3%
     98,800      Dana Corp.                                                                                           $ 2,121,236
     62,300      Lear Corp.*                                                                                            2,965,480
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,086,716
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.1%
     82,200      Alkermes, Inc.*                                                                                        2,142,132
     56,400      Gilead Sciences, Inc.*                                                                                 2,029,836
     54,600      InterMune Inc.*                                                                                        1,641,822
     65,500      Neurocrine Biosciences, Inc.*                                                                          2,658,645
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,472,435
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING -- 0.9%
    167,300      Spanish Broadcasting System, Inc., Class A Shares*                                                     2,266,915
     79,700      XM Satellite Radio Holdings Inc., Class A Shares*                                                      1,097,469
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,364,384
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 4.3%
    120,000      The BISYS Group, Inc.*                                                                                 4,230,000
    101,700      CACI International Inc., Class A Shares*                                                               3,570,687
     80,000      The Corporate Executive Board Co.*                                                                     3,000,880
     68,300      Fair, Isaac and Co., Inc.                                                                              4,329,537
     85,000      FreeMarkets, Inc.*                                                                                     1,952,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,083,554
------------------------------------------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 2.1%
     90,000      Alliance Gaming Corp.*                                                                                 2,747,700
     91,212      International Game Technology*                                                                         5,684,332
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,432,032
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS -- 1.6%
     53,900      Cabot Microelectronics Corp.*                                                                          3,646,335
    143,000      Olin Corp.                                                                                             2,688,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,334,735
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 16.8%
    147,000      Activision, Inc.*                                                                                      4,385,010
    104,600      Advent Software, Inc.*                                                                                 6,188,136
     96,000      Aspen Technology, Inc.*                                                                                2,198,400
     91,500      Business Objects S.A., Sponsored ADR*                                                                  4,022,340
    350,800      Chordiant Software, Inc.*                                                                              2,550,316
     93,000      Documentum, Inc.*                                                                                      2,366,850
    117,700      Embarcadero Technologies, Inc.*                                                                        1,607,782
    316,000      Informatica Corp.*                                                                                     2,287,840
    315,000      Interwoven, Inc.*                                                                                      1,575,000
    132,300      JDA Software Group, Inc.*                                                                              4,217,724
    105,000      Manhattan Associates, Inc.*                                                                            4,000,500
     50,000      ManTech International Corp., Class A Shares*                                                             930,000
    239,000      Manugistics Group, Inc.*                                                                               5,133,720
    133,100      McDATA Corp., Class A Shares*                                                                          1,579,897
    145,600      Mercury Interactive Corp.*                                                                             5,481,840
    145,800      Netegrity, Inc.*                                                                                       2,156,382
    135,600      Precise Software Solutions Ltd.*                                                                       3,158,124


                       SEE NOTES TO FINANCIAL STATEMENTS.



 8 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders



------------------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

  SHARES                                                         SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 16.8% (CONTINUED)
    186,400      Rational Software Corp.*                                                                            $  2,950,712
    165,500      Retek Inc.*                                                                                            4,344,375
     60,000      THQ Inc.*                                                                                              2,946,000
    181,300      TIBCO Software Inc.*                                                                                   2,132,088
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       66,213,036
------------------------------------------------------------------------------------------------------------------------------------
EDUCATION -- 2.0%
    129,400      Career Education Corp.*                                                                                5,124,240
     58,700      Corinthian Colleges, Inc.*                                                                             2,967,285
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,091,525
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 1.7%
    126,000      Emulex Corp.*                                                                                          4,149,180
     52,000      FLIR Systems, Inc.*                                                                                    2,483,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,632,180
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.9%
     45,900      Commerce Bancorp, Inc.                                                                                 2,060,910
    198,300      Eaton Vance Corp.                                                                                      7,922,085
    120,000      LaBranche & Co. Inc.*                                                                                  3,726,000
    100,000      New York Community Bancorp, Inc.                                                                       2,765,000
     80,100      Raymond James Financial, Inc.                                                                          2,741,823
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       19,215,818
------------------------------------------------------------------------------------------------------------------------------------
FOOD PROCESSING -- 1.2%
     35,100      Dean Foods Co.*                                                                                        2,657,772
     78,500      United Natural Foods, Inc.*                                                                            1,955,435
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,613,207
------------------------------------------------------------------------------------------------------------------------------------
HOSPITAL/HEALTHCARE FACILITIES -- 1.3%
      5,000      DIANON Systems, Inc.*                                                                                    324,400
     51,500      Province Healthcare Co.*                                                                               1,636,155
     78,100      Universal Health Services Inc., Class B Shares                                                         3,221,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,182,180
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 5.0%
     79,100      Coventry Health Care, Inc.*                                                                            2,056,600
     88,000      Everest Re Group, Ltd.                                                                                 6,101,920
    150,900      Oxford Health Plans, Inc.*                                                                             6,306,111
     71,200      Trigon Healthcare, Inc.*                                                                               5,255,984
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       19,720,615
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 0.6%
     84,000      Overture Services, Inc.*                                                                               2,345,280
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.1%
    110,000      AGCO Corp.*                                                                                            2,510,200
     64,400      Ball Corp.                                                                                             3,040,968
     62,700      Columbia Sportswear Co.*                                                                               2,103,585
     83,700      Furniture Brands International, Inc.*                                                                  3,050,865
     67,800      Monaco Coach Corp.*                                                                                    1,647,540
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,353,158
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.



 9 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders



------------------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

  SHARES                                                         SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 3.2%
    207,100      Cytyc Corp.*                                                                                        $  5,575,132
    131,600      First Health Group Corp.*                                                                              3,175,508
     87,500      Henry Schein, Inc.*                                                                                    3,854,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,605,015
------------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS -- 9.5%
    100,000      Airgas, Inc.*                                                                                          2,010,000
     89,600      Cooper Cameron Corp.*                                                                                  4,579,456
    114,800      Newfield Exploration Co.*                                                                              4,246,452
    159,600      Ocean Energy Inc.                                                                                      3,158,484
    151,800      Patterson-UTI Energy, Inc.*                                                                            4,514,532
    136,300      Pioneer Natural Resources Co.                                                                          3,038,127
    100,000      Remington Oil & Gas Corp.*                                                                             2,016,000
    100,000      Rowan Cos., Inc.*                                                                                      2,304,000
     73,000      Smith International, Inc.*                                                                             4,945,750
     70,900      Spinnaker Exploration Co.*                                                                             2,952,985
    101,850      Stone Energy Corp.*                                                                                    3,946,688
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       37,712,474
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL -- 6.2%
     72,500      Accredo Health, Inc.*                                                                                  4,152,075
     38,500      Cephalon, Inc.*                                                                                        2,425,500
     46,600      CV Therapeutics, Inc.*                                                                                 1,686,920
    145,000      Genta Inc.*                                                                                            2,431,650
     25,000      Ligand Pharmaceuticals Inc., Class B Shares*                                                             493,000
     87,750      Medicis Pharmaceutical Corp., Class A Shares*                                                          4,870,125
     59,500      NPS Pharmaceuticals, Inc.*                                                                             1,941,485
     69,200      Pharmaceutical Product Development, Inc.*                                                              2,411,620
     75,600      Scios Inc.*                                                                                            2,187,108
     45,000      Trimeris, Inc.*                                                                                        1,944,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       24,543,483
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.7%
     78,300      Mack-Cali Realty Corp.                                                                                 2,715,444
------------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS -- 2.9%
     55,400      Applebee's International, Inc.                                                                         2,011,020
     97,000      The Cheesecake Factory Inc.*                                                                           3,579,300
     88,000      Krispy Kreme Doughnuts, Inc.*                                                                          3,594,800
     63,000      Outback Steakhouse, Inc.*                                                                              2,253,510
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,438,630
------------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 10.9%
    159,800      Abercrombie & Fitch Co., Class A Shares*                                                               4,921,840
     81,700      AnnTaylor Stores Corp.*                                                                                3,531,074
    147,000      bebe stores, inc.*                                                                                     3,094,350
     95,800      Charlotte Russe Holding Inc.*                                                                          2,485,052
    160,025      Chico's FAS, Inc.*                                                                                     5,392,842
    100,000      Genesco Inc.*                                                                                          2,757,000
    135,000      Linens 'n Things, Inc.*                                                                                4,121,550
     40,000      PETCO Animal Supplies, Inc.*                                                                             943,600



                       SEE NOTES TO FINANCIAL STATEMENTS.



 10 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders



------------------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

  SHARES                                                         SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 10.9% (CONTINUED)
    244,000      Restoration Hardware, Inc.*                                                                      $     3,050,000
    117,200      The Talbots, Inc.                                                                                      4,148,880
     79,000      Too Inc.*                                                                                              2,329,710
     80,400      Tweeter Home Entertainment Group, Inc.*                                                                1,571,820
     35,500      The Wet Seal, Inc., Class A Shares*                                                                    1,238,595
     80,000      Williams-Sonoma, Inc.*                                                                                 3,679,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       43,265,513
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 10.7%
    290,000      Axcelis Technologies, Inc.*                                                                            4,147,000
    103,000      Brooks Automation, Inc.*                                                                               4,680,320
     53,000      Cymer, Inc.*                                                                                           2,631,980
     39,700      DuPont Photomasks, Inc.*                                                                               2,064,400
    165,000      Kopin Corp.*                                                                                           1,503,150
    230,000      Lam Research Corp.*                                                                                    6,743,600
    206,000      Lattice Semiconductor Corp.*                                                                           3,611,180
    138,700      Microtune, Inc.*                                                                                       1,993,119
    117,500      MKS Instruments, Inc.*                                                                                 4,023,200
    131,500      Rudolph Technologies, Inc.*                                                                            5,675,540
    123,900      Zoran Corp.*                                                                                           5,411,952
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       42,485,441
------------------------------------------------------------------------------------------------------------------------------------
STEEL -- 0.6%
    139,500      Steel Dynamics, Inc.*                                                                                  2,289,195
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.9%
     30,800      L-3 Communications Holdings, Inc.*                                                                     3,449,600
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%
    138,500      Knight Transportation, Inc.*                                                                           2,927,890
     70,100      Roadway Corp.                                                                                          2,593,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,521,590
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost-- $325,644,852)                                                                                379,167,240
====================================================================================================================================
      FACE
     AMOUNT                                                      SECURITY                                               VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 4.1%
 $16,049,000     Morgan Stanley Dean Witter & Co., 1.800% due 4/1/02; Proceeds at maturity--
                   $16,052,210; (Fully collateralized by Federal Home Loan Bank Notes, Federal National
                   Mortgage Association Notes, U.S. Treasury Bills & Strips, 0.000% to 11.250% due
                   9/26/02 to 11/15/27; Market value-- $16,524,106) (Cost-- $16,049,000)                               16,049,000
====================================================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost--$341,693,852**)                                                                              $395,216,240
====================================================================================================================================

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.



                       SEE NOTES TO FINANCIAL STATEMENTS.



 11 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders



------------------------------------------------------------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                                                     MARCH 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost-- $341,693,852)                                                                   $  395,216,240
     Cash                                                                                                                     878
     Receivable for securities sold                                                                                     2,203,270
     Receivable for Fund shares sold                                                                                      189,980
     Interest and dividends receivable                                                                                     10,419
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     397,620,787
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                                   2,027,987
     Management fee payable                                                                                               247,890
     Payable for Fund shares purchased                                                                                     92,586
     Distribution fees payable                                                                                             54,478
     Accrued expenses                                                                                                     218,274
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  2,641,215
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $394,979,572
====================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                                     $     40,486
     Capital paid in excess of par value                                                                              663,763,602
     Accumulated net investment loss                                                                                   (2,497,700)
     Accumulated net realized loss from security transactions                                                        (319,849,204)
     Net unrealized appreciation of investments                                                                        53,522,388
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $394,979,572
====================================================================================================================================
SHARES OUTSTANDING:
     Class A                                                                                                           14,502,771
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                           13,871,957
     -------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            3,179,370
     -------------------------------------------------------------------------------------------------------------------------------
     Class 1                                                                                                              761,324
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                                            8,170,190
     -------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                                         $9.80
     -------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                              $9.64
     -------------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                             $9.67
     -------------------------------------------------------------------------------------------------------------------------------
     Class 1 (and redemption price)                                                                                         $9.81
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                                         $9.91
     -------------------------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value)                                                               $10.32
     -------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value)                                                               $ 9.77
     -------------------------------------------------------------------------------------------------------------------------------
     Class 1 (net asset value plus 9.29% of net asset value)                                                               $10.72
====================================================================================================================================


* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.



 12 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders



------------------------------------------------------------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)                                                        FOR THE SIX MONTHS ENDED MARCH 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                                                                    $       259,911
     Interest                                                                                                             207,033
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                              466,944
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                                                                            1,450,052
     Distribution fees (Note 2)                                                                                           994,263
     Shareholder and system servicing fees                                                                                296,063
     Shareholder communications                                                                                            93,560
     Registration fees                                                                                                     83,822
     Audit and legal                                                                                                       16,946
     Custody                                                                                                               13,924
     Directors' fees                                                                                                       12,296
     Other                                                                                                                  3,718
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     2,964,644
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                    (2,497,700)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                                                           192,338,141
        Cost of securities sold                                                                                       206,764,498
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                                                (14,426,357)
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of period                                                                                           (30,942,732)
        End of period                                                                                                  53,522,388
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                                                           84,465,120
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                                                70,038,763
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                                               $ 67,541,063
====================================================================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.




 13 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders



------------------------------------------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2001
                                                                                                  2002                   2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                                                   $    (2,497,700)      $     (5,284,766)
     Net realized loss                                                                         (14,426,357)          (248,609,570)
     Increase (decrease) in net unrealized appreciation                                         84,465,120            (78,882,655)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                          67,541,063           (332,776,991)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                                           37,992,203            559,147,341
     Net asset value of shares issued in connection with the transfer
        of the Concert Investment Series - Small Cap Fund's net assets (Note 9)                         --            336,013,834
     Cost of shares reacquired                                                                 (36,069,572)          (542,875,941)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                         1,922,631            352,285,234
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                          69,463,694             19,508,243

NET ASSETS:
     Beginning of period                                                                       325,515,878            306,007,635
------------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                                           $394,979,572          $ 325,515,878
====================================================================================================================================
* Includes accumulated net investment loss of:                                                 $(2,497,700)                    --
====================================================================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.



 14 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Smith Barney Small Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $5,294,093 was reclassified to paid-in capital; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.




 15 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended March 31, 2002, the Portfolio paid transfer agent fees of $98,824 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., another subsidiary of SSBH, act as the Portfolio's distributors. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended March 31, 2002, SSB and its affiliates received $14,421 in brokerage commissions.

There are maximum initial sales charges of 5.00%, 1.00% and 8.50% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2002, SSB received sales charges of approximately $1,050,000, $23,000 and $46,000 on sales of the Portfolio's Class A, L and 1 shares, respectively. In addition, for the six months ended March 31, 2002, CDSCs paid to SSB were approximately:

                                                            CLASS B     CLASS L
================================================================================
CDSCs                                                      $166,000      $3,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended March 31, 2002, total Distribution Plan fees incurred by the Portfolio were:

                                                 CLASS A     CLASS B     CLASS L
================================================================================
Distribution Plan Fees                         $168,348     $672,866    $153,049
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


3. Investments

During the six months ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $198,695,504
--------------------------------------------------------------------------------
Sales                                                                192,338,141
================================================================================




 16 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 68,559,560
Gross unrealized depreciation                                       (15,037,172)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 53,522,388
================================================================================


4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the six months ended March 31, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally



 17 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 2002, the Portfolio did not write any call or put option contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2002, the Portfolio did not have any securities on loan.

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2002, the Portfolio did not hold any futures contracts.



 18 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
9. Acquisition of Net Assets

On October 6, 2000, the Portfolio acquired the assets and certain liabilities of the Concert Investment Series -- Small Cap Fund ("CIS Small Cap Fund") pursuant to a plan of reorganization approved by CIS Small Cap Fund shareholders on September 25, 2000. Total shares issued by the Portfolio and the total net assets of the CIS Small Cap Fund and the Portfolio on the date of transfer were as follows:

                                                                                                TOTAL NET ASSETS        TOTAL NET
                                                                              SHARES ISSUED     OF THE CIS SMALL        ASSETS OF
  ACQUIRED FUND                                                             BY THE PORTFOLIO        CAP FUND           THE PORTFOLIO
====================================================================================================================================
CIS Small Cap Fund                                                             21,435,889         $336,013,834         $280,600,215
====================================================================================================================================

The total net assets of the CIS Small Cap Fund before acquisition included unrealized depreciation of $17,670,899 accumulated net realized gain of $2,712,679 and undistributed net investment loss of $3,596,482. Total net assets of the Portfolio immediately after the transfer were $616,614,049. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Capital Loss Carryforward

At September 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $112,242,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

11. Capital Shares

At March 31, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each class:

                                        CLASS A             CLASS B              CLASS L             CLASS 1              CLASS Y
====================================================================================================================================
Amounts                              $226,542,544        $230,109,359          $52,228,525         $12,232,841         $142,690,819
====================================================================================================================================



 19 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders


--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Transactions in shares of each class were as follows:

                                                           SIX MONTHS ENDED                                  YEAR ENDED
                                                            MARCH 31, 2002                               SEPTEMBER 30, 2001
                                               ---------------------------------------       ---------------------------------------
                                                   SHARES                  AMOUNT                 SHARES                 AMOUNT
====================================================================================================================================
CLASS A
Shares sold                                      2,326,986              $ 22,233,623            23,194,002           $ 332,202,479
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)                 --                         --            10,307,244             161,995,544
Shares reaquired                                (1,322,212)              (12,748,543)          (23,078,269)           (329,352,900)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,004,774              $  9,485,080            10,422,977           $ 164,845,123
====================================================================================================================================
CLASS B
Shares sold                                      1,296,160              $ 12,229,996            12,572,314           $ 186,265,438
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)                 --                         --            10,368,088             162,064,871
Shares reaquired                                (2,014,734)              (18,748,764)          (12,857,531)           (188,821,524)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (718,574)             $ (6,518,768)           10,082,871           $ 159,508,785
====================================================================================================================================
CLASS L
Shares sold                                        309,505              $  2,977,906               733,958             $ 8,973,328
Shares reaquired                                  (417,537)               (3,946,666)           (1,003,810)            (11,459,556)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                      (108,032)             $   (968,760)             (269,852)           $ (2,486,228)
====================================================================================================================================
CLASS 1
Shares sold                                         57,260              $    550,678               877,537            $ 13,394,932
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)                  --                        --               760,557              11,953,419
Shares reaquired                                   (66,008)                 (621,416)             (868,027)            (13,241,961)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             (8,748)             $    (70,738)              770,067            $ 12,106,390
====================================================================================================================================
CLASS Y
Shares sold                                             --              $         --             1,415,746            $ 18,311,164
Shares reaquired                                      (403)                   (4,183)                   --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (403)             $     (4,183)            1,415,746            $ 18,311,164
====================================================================================================================================



 20 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders


--------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
CLASS A SHARES                                                   2002(1)(2)      2001(2)       2000(2)(3)
========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.10       $ 17.13         $11.40
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.05)        (0.11)         (0.10)
   Net realized and unrealized gain (loss)                             1.75         (8.92)          5.85
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                    1.70         (9.03)          5.75
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                               --            --          (0.02)
--------------------------------------------------------------------------------------------------------
Total Distributions                                                      --            --          (0.02)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.80        $ 8.10         $17.13
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          20.99%++     (52.71)%        50.45%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                   $142,119      $109,386        $52,672
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.34%+        1.34%          1.25%+
   Net investment loss                                                (1.10)+       (0.92)         (0.70)+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  54%          223%           105%
========================================================================================================




CLASS B SHARES                                                   2002(1)(2)      2001(2)       2000(2)(3)
========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.00        $17.03         $11.40
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.09)        (0.20)         (0.20)
   Net realized and unrealized gain (loss)                             1.73         (8.83)          5.84
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                    1.64         (9.03)          5.64
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                               --            --          (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions                                                      --            --          (0.01)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.64        $ 8.00         $17.03
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          20.50%++     (53.02)%        49.48%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                   $133,732      $116,761        $76,784
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.10%+        2.07%          2.00%+
   Net investment loss                                                (1.86)+       (1.65)         (1.45)+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  54%          223%           105%
========================================================================================================

(1)  For the six months ended March 31, 2002 (unaudited).
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from November 30, 1999 (inception date) to September 30,
     2000.
++   Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.




 21 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders





--------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
CLASS L SHARES                                                   2002(1)(2)      2001(2)       2000(2)(3)
========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.02        $17.04        $11.40
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.08)        (0.17)        (0.20)
   Net realized and unrealized gain (loss)                             1.73         (8.85)         5.85
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                    1.65         (9.02)         5.65
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                               --            --         (0.01)
-------------------------------------------------------------------------------------------------------
Total Distributions                                                      --            --         (0.01)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.67        $ 8.02        $17.04
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          20.57%++     (52.93)%       49.56%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $30,735       $26,368       $60,600
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.02%+        1.93%         1.99%+
   Net investment loss                                                (1.77)+       (1.50)        (1.44)+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  54%          223%          105%
========================================================================================================




CLASS 1 SHARES                                                   2002(1)(2)      2001(2)       2000(2)(4)
========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.11        $17.13        $16.78
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.05)        (0.11)        (0.00)*
   Net realized and unrealized gain (loss)                             1.75         (8.91)         0.35
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                    1.70         (9.02)         0.35
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                               --            --            --
-------------------------------------------------------------------------------------------------------
Total Distributions                                                      --            --            --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.81        $ 8.11        $17.13
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          20.96%++     (52.66)%        2.09%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                     $7,466        $6,243            $0**
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.28%+        1.29%         0.00%#+
   Net investment loss                                                (1.03)+       (0.87)        (0.00)#+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  54%          223%          105%
========================================================================================================

(1)  For the six months ended March 31, 2002 (unaudited).
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from November 30, 1999 (inception date) to September 30,
     2000.
(4)  For the period from September 11, 2000 (inception date) to September 30,
     2000.
*    Amount represents less than $0.01 per share.
**   Amount represents less than $1,000.
#    Amount represents less than 0.01%.
++   Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.




 22 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders



--------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:


CLASS Y SHARES                                                  2002(1)(2)      2001(2)       2000(2)(3)
========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.17        $17.17         $18.59
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.03)        (0.05)         (0.03)
   Net realized and unrealized gain (loss)                             1.77         (8.95)         (1.39)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                    1.74         (9.00)         (1.42)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                               --            --             --
--------------------------------------------------------------------------------------------------------
Total Distributions                                                      --            --             --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.91        $ 8.17         $17.17
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          21.30%++     (52.42)%        (7.64)%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $80,928       $66,758       $115,952
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            0.83%+        0.80%          0.86%+
   Net investment loss                                                (0.59)+       (0.39)         (0.31)+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  54%          223%           105%
========================================================================================================

(1)  For the six months ended March 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from February 23, 2000 (inception date) to September 30,
     2000.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



 23 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Semi-Annual Report to Shareholders

                      (This page intentionally left blank.)

SMITH BARNEY
SMALL CAP GROWTH FUND

    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    Heath B. McLendon, Chairman
    Jerome Miller
    Ken Miller

    OFFICERS
    Heath B. McLendon
    President and
    Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President
    and Treasurer

    Timothy Woods, CFA
    Vice President and
    Investment Officer

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    Smith Barney Fund Management LLC

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors, Inc.


    CUSTODIAN
    State Street Bank and
      Trust Company

    TRANSFER AGENT
    Travelers Bank & Trust, fsb.
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

         SMITH BARNEY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Small Cap Growth Fund but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS

[LOGO]:
SALOMON SMITH BARNEY
A member of CITIGROUP


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



FD01884 5/02

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND


             STYLE PURE SERIES | SEMI-ANNUAL REPORT | MARCH 31, 2002



[LOGO]:
SMITH BARNEY MUTUAL FUNDS
Your Serious Money. Professionally Managed.SM



             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

STYLE PURE SERIES

SEMI-ANNUAL REPORT 0 MARCH 31, 2002

SMITH BARNEY
SMALL CAP VALUE FUND




[PHOTOS OF PETER J. HABLE AND  THOMAS B. DRISCOLL III]


PETER J. HABLE
CO-PORTFOLIO MANAGER

THOMAS B. DRISCOLL III
CO-PORTFOLIO MANAGER




PETER J. HABLE

Peter Hable has more than 18 years of securities business experience and has managed the Fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania's Wharton School of Finance.

THOMAS B. DRISCOLL III

Thomas Driscoll has more than 6 years of securities business experience and has co-managed the Fund since April 18, 2002. Education: BS from Drew University, MBA from the University of California, Davis.

FUND OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in common stock and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index**.

--------------------------------------------------------------------------------
** The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)


FUND FACTS

FUND INCEPTION
----------------------------------
February 26, 1999


MANAGER TENURE
----------------------------------
18 Years (Peter Hable)
6 Years (Thomas Driscoll)


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
----------------------------------
18 Years (Peter Hable)

           CLASS A        CLASS B        CLASS L
-------------------------------------------------
NASDAQ      SBVAX          SBVBX          SBVLX
-------------------------------------------------
INCEPTION  2/26/99        2/26/99        2/26/99
-------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002*


                     WITHOUT SALES CHARGES(1)
                Class A      Class B      Class L
----------------------------------------------------
Six-Month+         31.08%       30.56%       30.58%
----------------------------------------------------
One-Year           27.39        26.43        26.45
----------------------------------------------------
Since Inception++  20.76        19.85        19.86
----------------------------------------------------


                       WITH SALES CHARGES(2)
                Class A      Class B      Class L
----------------------------------------------------
Six-Month+         24.50%       25.56%       28.30%
----------------------------------------------------
One-Year           21.01        21.43        24.17
----------------------------------------------------
Since Inception++  18.77        19.41        19.45
----------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is February 26, 1999.



--------------------------------------------------------------------------------
WHAT'S INSIDE
YOUR INVESTMENT IN THE SMITH BARNEY
  SMALL CAP VALUE FUND                              1
LETTER TO OUR SHAREHOLDERS                          2
FUND AT A GLANCE                                    5
HISTORICAL PERFORMANCE                              6
GROWTH OF $10,000                                   8
SCHEDULE OF INVESTMENTS                             9
STATEMENT OF ASSETS AND LIABILITIES                14
STATEMENT OF OPERATIONS                            15
STATEMENTS OF CHANGES IN NET ASSETS                16
NOTES TO FINANCIAL STATEMENTS                      17
FINANCIAL HIGHLIGHTS                               22


[LOGO]:
SMITH BARNEY MUTUAL FUNDS
Your Serious Money. Professionally Managed.SM


  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

================================================================================
                  Your Investment in the SMITH BARNEY SMALL CAP
                                   VALUE FUND
================================================================================

Value managers Peter Hable and Thomas Driscoll, with the assistance of John Goode, pay close attention to financials to identify what they deem to be potential turnaround candidates in the small-cap value arena. They believe that small companies often have unique advantages over larger-sized companies such as single-business focus, high internal ownership and smaller, more agile managements. They also believe that these factors may help drive rapid growth.


PICTURE: BALANCE SCALE
     A HIGHLY DISCIPLINED APPROACH TO STOCK SELECTION
     Peter and Thomas use both quantitative and fundamental methods to identify those companies they believe have the potential to perform better than their industry peers. They look for those companies with strong track records, shareholder-oriented management teams and sound future plans.


PICTURE: MAGNIFYING GLASS
     A CAREFUL EXAMINATION OF UNDISCOVERED VALUES
     One of Peter's and Thomas' goals is to find stocks presently out-of-favor with low prices relative to their earnings, book value and cash flow. They also seek out those companies that offer a high return on invested capital.


PICTURE: TELESCOPE
     A SEARCH FOR DYNAMIC TRENDS
     Peter and Thomas aim to identify those companies offering top products and services with a dominant position in a market niche. In their opinion, these companies are generally well positioned to positively benefit from the trends driving innovation in the 21st century.


PICTURE: STAR
     A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
     Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


  1 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for the Smith Barney Small Cap Value Fund ("Portfolio") for the period ended March 31, 2002. In this report, we have summarized what we believe to be the year's prevailing economic conditions and briefly outline the Portfolio's investment strategy. We believe you will find this report to be useful and informative.

SHAREHOLDER NOTICE
Thomas Driscoll has been appointed to co-manage the Portfolio with its current Portfolio Manager, Peter Hable. (John Goode continues to assist in the management of the Portfolio.)

PERFORMANCE UPDATE
We are pleased to report for the six months ended March 31, 2002, the Portfolio's Class A shares, without sales charges, returned 31.08%. In comparison, the benchmark Russell 2000 Value Index ("Russell 2000 Value")1 returned 27.90% for the same period. Past performance is not indicative of future results.

INVESTMENT STRATEGY
The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of smaller-capitalized U.S. companies.2 Small-capitalized companies are those whose market capitalization3 at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value. The size of companies in the index changes with market conditions and the composition of the index.

Our goal is to seek small-cap stocks that sell at a low price relative to several measures of value and where some dynamic change in a company or an industry may enhance stock-price performance. We prefer to invest in companies that generate significant free cash flow, maintain strong balance sheets, produce a high return on equity and have a significant management ownership.

MARKET OVERVIEW
Over the last three years, the sharp rebound in performance of small-cap stocks relative to large-cap stocks [as measured by the Russell 2000 Index ("Russell 2000")4 and Standard & Poor's 500 Index ("S&P 500")5, respectively], and the outperformance of small-cap value stocks in particular (as measured by the Russell 2000 Value) over large-cap stocks for this period, have been an interesting aspect of investing. To illustrate this point, over the period from March 31, 1999 through March 31, 2002, the Russell 2000 Value returned 18.74%, the Russell 2000 returned 9.84% and the S&P 500 returned negative 2.53%. This outperformance by small-cap value stocks has slightly narrowed the extreme valuation gap that has existed between small- and large-cap firms. In looking at the range of valuation measures, our research shows that small-cap value stocks, in our view, still present very compelling value in historical terms. In fact, we believe that small-cap value stocks in general retain more favorable risk/reward ratios for equity investors relative to many other investment styles and capitalization categories.


--------------------------------------------------------------------------------

1 Russell 2000 Value measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

2 Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

3 Market capitalization is the total dollar value of all outstanding shares. It is computed as the number of outstanding shares, multiplied by the current market price-per-share. Market capitalization is a measure of corporate size.

4 The Russell 2000 measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

5 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. It includes the reinvestment of monthly dividends. Please note that an investor cannot invest directly in an index.



  2 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

In comparing small- and large-cap valuations, small caps, as of the end of the period, were selling at 0.53 times the price-to-sales ratios6 of larger-cap stocks, up from a low ratio level of 0.35 in 2000, but sharply below the 0.93 times figure that small caps realized in 1983. As of this writing, small caps are selling at 0.61 the price-to-book ratio7 of large caps, up from 0.4 in 2000, but still below their 1.1-times peak on a price-to-book comparison in 1983. Surprisingly, these valuations are still below the levels that small-cap stocks realized when they began their sharp rally in 1990 (which at the time registered
0.67 price-to-sales and 0.59 price-to-book). Historically, the performance cycles of small-cap stocks tend to last about six years and, in our opinion, valuations suggest that about half the cycle has transpired.

The strong relative performance of small-cap stocks masks a striking divergence between small-cap value and small-cap growth returns (as measured by the Russell 2000 Value and Russell 2000 Growth Index ("Russell 2000 Growth")8, respectively).9 During a particularly divergent period, from March 10, 2000, through March 28, 2002, small-cap value stocks overall rose 47.67% on a cumulative basis, while small-cap growth stocks overall dropped 47.05% on a cumulative basis. Despite this divergence, amazingly, the Russell 2000 Growth is trading at historically high valuations: 40-times forward earnings, 3.1-times book and 1.83-times sales. By comparison, the Russell 2000 Value is trading at 17-times earnings, 1.6-times book and 0.85-times sales. Over the long term, these two classes of investment styles have more or less traded in tandem, so we expect this divergence to narrow (although past performance is not indicative of future trends). Interestingly, many traditional small-cap growth stocks are appearing on value screens, particularly stocks in the Technology sub-industry category.

Given the political and economic uncertainties after the tragic events of September 11th, 2001, small-cap performance was dominated by the historically defensive sectors (utilities, consumer staples and healthcare stocks) moving into the fourth quarter of last year. Given the appreciation in these sectors at that time, we generally viewed these sectors as fully priced and began to shift our attention to the more economically sensitive areas of the market which, in our view, appeared to have fallen from favor. Our confidence in the economically sensitive sectors of the market was being supported by tremendous efforts from U.S. Federal Reserve Board ("Fed") Chairman, Alan Greenspan. According to our research, equities of smaller economically sensitive firms, historically, have had a tendency to outperform larger-cap sectors after aggressive rate-reduction action from the Fed, as the relative cost and access to capital for these companies has tended to improve.

The sectors that have typically benefited the most from Fed easing have been the financial services, materials and processing, producer goods, consumer discretionary, energy, autos and transportation and technology. Given this consideration, the Portfolio added to its positions in Cullen Frost and BankNorth Group, given the weakness in the financial services sector. Within the real estate subset of the financial services sector, the Portfolio established positions in securities in the devastated lodging industry. The Portfolio acquired shares in Lasalle Hotel Properties, Host Marriott and Felcor Lodging at 40-50% discounts to their replacement value,10 based upon our research. In the energy sector, the Portfolio added a position in Newfield Exploration amid the sell-off in the exploration and production companies. The Portfolio added Skywest to its autos and transportation holdings as many airlines lost more than 50% of their market capitalizations in the fourth quarter of 2001. Finally, in the technology sector, the Portfolio added to its positions in Electronics for Imaging, Micromuse and Register.com. We are finding what we perceive to be some extraordinary valuations in the technology sector and expect to move to an overweighted position in this group, relative to the benchmark Index. This strategy also applies to the telecom equipment and telecom services sub-industries, which we consider generally oversold.


--------------------------------------------------------------------------------
6 The price-to-sales ratio is a stock's price per share divided by its sales per share. Sales are also known as revenue.

7 The price-to-book ratio is a stock's price divided by the company's per-share book value.

8 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

9  Source: Lipper, Inc.

10 Replacement value is the current cost of replacing the firm's assets.


  3 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

In the first quarter of 2002, we began to position the Portfolio in consideration of the annual re-balancing of the Frank Russell & Company benchmark indices, which is scheduled to occur at the end of June. At that time, about 405 new companies are projected to be added to the Russell 2000 Value and about 373 deleted. The companies projected to be included are expected to fall within a market capitalization range of $127 million to $1.3 billion. The reconstitution is projected to increase the weight of the energy and technology sectors, while the consumer discretionary and financial services sectors are expected to decrease in weight.

In closing, the outperformance of small-cap value stocks over the past three years has only slightly narrowed the valuation gap between small- and large-cap companies. By any measure, small-cap valuations remain near 25-year lows. While attractive valuations do not necessarily drive share price appreciation, we believe that small-cap stocks in general are positioned to continue to potentially outperform stocks in many other sub-industries in the event of an economic recovery. In the meantime, we believe these attractive valuations offer the Portfolio some desirable downside protection, which is tremendously important in a more volatile equity environment.

We would like to thank you for investing in the Smith Barney Small Cap Value Fund and look forward to continue to helping you address your investment-management goals.


Sincerely,


/s/ Heath B. McLendon     /s/ Peter J. Hable              /s/ Thomas B. Driscoll

Heath B. McLendon         Peter J. Hable                  Thomas B. Driscoll
Chairman                  Vice President and              Vice President and
                          Investment Officer              Investment Officer

April 18, 2002


The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio or the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 9 through 13 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.


  4 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
            SMITH BARNEY SMALL CAP VALUE FUND at a Glance (unaudited)
================================================================================

  TOP TEN HOLDINGS*+
--------------------------------------------------------------------------------
   1. RUSSELL 2000 VALUE INDEX FUND, CLASS 1 SHARES              5.0%
   2. DILLIARD'S, INC., CLASS ASHARES                            1.8
   3. FEDERAL AGRICULTURAL MORTGAGE CORP., CLASS C SHARES        1.5
   4. THE TIMBERLAND CO., CLASS A SHARES                         1.5
   5. CRANE CO.                                                  1.3
   6. UMPQUA HOLDINGS CORP.                                      1.3
   7. FOOTSTAR, INC.                                             1.3
   8. HARMAN INTERNATIONAL INDUSTRIES, INC.                      1.3
   9. CULLEN/FROST BANKERS, INC.                                 1.3
  10. SENSIENT TECHNOLOGIES CORP.                                1.3


                           INDUSTRY DIVERSIFICATION*+
--------------------------------------------------------------------------------

[BAR CHART DATA]:

Autos and Transportation            4.0%
Basic Materials                     9.8%
Capital Goods                       7.2%
Consumer Discretionary             18.3%
Energy                              3.8%
Financial Services                 16.2%
Healthcare                          3.0%
Real Estate                        12.4%
Technology                          9.6%
Utilities                           5.4%
Other                              10.3%


                             INVESTMENT BREAKDOWN*++
--------------------------------------------------------------------------------

[PIE CHART DATA]:

Common Stock                       92.8%
Repurchase Agreement                6.5%
Convertible Preferred Stock         0.7%

* All information is as of March 31, 2002. Please note that Portfolio holdings are subject to change.
+    As a percentage of total common stock.
++   As a percentage of total investments.


  5 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders


================================================================================
 HISTORICAL PERFORMANCE -- CLASS A SHARES
================================================================================
                              NET ASSET VALUE
                         --------------------------
                         BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED             OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
=========================================================================================================
3/31/02                   $14.19           $18.06            $0.14             $0.33            31.08%++
---------------------------------------------------------------------------------------------------------
9/30/01                    14.85            14.19             0.18              0.95             3.26
---------------------------------------------------------------------------------------------------------
9/30/00                    12.10            14.85             0.19              0.00            24.71
---------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99       11.40            12.10             0.00              0.00             6.14++
=========================================================================================================
Total                                                        $0.51            $1.28
=========================================================================================================


================================================================================
 HISTORICAL PERFORMANCE -- CLASS B SHARES
================================================================================
                             NET ASSET VALUE
                        --------------------------
                        BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED            OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
========================================================================================================
3/31/02                  $14.10           $18.01            $0.02             $0.33            30.56%++
--------------------------------------------------------------------------------------------------------
9/30/01                   14.76            14.10             0.07              0.95             2.52
--------------------------------------------------------------------------------------------------------
9/30/00                   12.05            14.76             0.12              0.00            23.70
--------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99      11.40            12.05             0.00              0.00             5.70++
========================================================================================================
Total                                                        $0.21            $1.28
========================================================================================================


================================================================================
 HISTORICAL PERFORMANCE -- CLASS L SHARES
================================================================================
                            NET ASSET VALUE
                       --------------------------
                       BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED           OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
=======================================================================================================
3/31/02                 $14.10           $18.01            $0.02             $0.33            30.58%++
-------------------------------------------------------------------------------------------------------
9/30/01                  14.76            14.10             0.07              0.95             2.52
-------------------------------------------------------------------------------------------------------
9/30/00                  12.05            14.76             0.12              0.00            23.70
-------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99     11.40            12.05             0.00              0.00             5.70++
=======================================================================================================
Total                                                      $0.21            $1.28
=======================================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY,
ANNUALLY.



  6 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 AVERAGE ANNUAL TOTAL RETURNS+
================================================================================

                                         WITHOUT SALES CHARGES(1)
                              --------------------------------------------
                              CLASS A           CLASS B          CLASS L
==========================================================================
Six Months Ended 3/31/02++    31.08%            30.56%           30.58%
--------------------------------------------------------------------------
Year Ended 3/31/02            27.39             26.43            26.45
--------------------------------------------------------------------------
Inception* through 3/31/02    20.76             19.85            19.86
==========================================================================


                                           WITH SALES CHARGES(2)
                              --------------------------------------------
                              CLASS A           CLASS B          CLASS L
==========================================================================
Six Months Ended 3/31/02++    24.50%            25.56%           28.30%
--------------------------------------------------------------------------
Year Ended 3/31/02            21.01             21.43            24.17
--------------------------------------------------------------------------
Inception* through 3/31/02    18.77             19.41            19.45
==========================================================================


 CUMULATIVE TOTAL RETURNS+
================================================================================
                                             WITHOUT SALES CHARGES(1)
===============================================================================

Class A (Inception* through 3/31/02)                 79.15%
-------------------------------------------------------------------------------
Class B (Inception* through 3/31/02)                 75.01
-------------------------------------------------------------------------------
Class L (Inception* through 3/31/02)                 75.03
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 26, 1999.


  7 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 HISTORICAL PERFORMANCE (UNAUDITED)
================================================================================

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUND VS. THE RUSSELL 2000 VALUE INDEX+
================================================================================
                           February 1999 -- March 2002

[LINE CHART DATA]:

            Smith Barney       Smith Barney     Smith Barney
            Small Cap          Small Cap        Small Cap
            Value Fund -       Value Fund -     Value Fund -      Russell 2000
            Class A Shares     Class B Shares   Class L Shares    Value Index

Feb 26, 1999   $9,500         $10,000            $9,896           $10,000
Sep 1999       10,083          10,570            10,460            10,656
Sep 2000       12,575          13,075            12,939            12,292
Sep 2001       12,984          13,405            13,265            12,982
Mar 31, 2002   17,019          17,301            17,321            16,604


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through March 31, 2002. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund share.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  8 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders


====================================================================================================================================
 SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                 MARCH 31, 2002
====================================================================================================================================
     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
COMMON STOCK -- 92.8%
AEROSPACE/DEFENSE - EQUIPMENT -- 0.1%
     16,000      Ducommun Inc.                                                                                        $   315,200
------------------------------------------------------------------------------------------------------------------------------------
AUTOS AND TRANSPORTATION -- 3.7%
     50,000      Arkansas Best Corp.*                                                                                   1,389,500
     26,000      BorgWarner, Inc.                                                                                       1,635,920
     15,000      Donnelly Corp.                                                                                           265,500
    100,000      Kirby Corp.*                                                                                           2,990,000
     80,500      Navistar International Corp.*                                                                          3,566,150
     42,900      SkyWest, Inc.                                                                                          1,069,497
      6,200      Strattec Security Corp.*                                                                                 289,292
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,205,859
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 9.1%
    174,000      AK Steel Holding Corp.                                                                                 2,488,200
     84,000      AptarGroup, Inc.                                                                                       2,944,200
    109,000      Belden Inc.                                                                                            2,597,470
     59,000      Brush Engineered Materials Inc.*                                                                         749,300
    251,100      Buckeye Technologies Inc.*                                                                             2,586,330
        100      Cascade Corp.*                                                                                             1,410
    114,900      CIRCOR International, Inc.                                                                             2,384,175
     46,000      Cleveland-Cliffs Inc.                                                                                  1,012,000
        600      Columbus McKinnon Corp.*                                                                                   7,680
    133,400      Crane Co.                                                                                              3,647,156
     16,000      Crompton Corp.                                                                                           197,600
        800      CTB International Corp.*                                                                                  12,120
     30,000      Ferro Corp.                                                                                              864,000
     30,000      H.B. Fuller Co.                                                                                          898,500
     97,000      Kaydon Corp.                                                                                           2,619,000
     54,900      Lindsay Manufacturing Co.                                                                              1,336,815
    100,000      Louisiana-Pacific Corp.                                                                                1,074,000
     65,000      The Lubrizol Corp.                                                                                     2,261,350
      1,000      Schnitzer Steel Industries, Inc.                                                                          17,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       27,698,306
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.7%
      17,000     Actuant Corp., Class A Shares*                                                                           733,550
     45,000      AGCO Corp.                                                                                             1,026,900
      30,200     Centex Construction Products, Inc.                                                                     1,201,356
     62,000      Granite Construction Inc.                                                                              1,525,820
     46,200      IDEX Corp.                                                                                             1,709,400
     56,000      Instituform Technologies, Inc.*                                                                        1,415,120
      4,000      Mueller Industries, Inc.*                                                                                139,960
     62,000      NCI Building Systems, Inc.*                                                                            1,395,000
     42,100      Patrick Industries, Inc.                                                                                 364,165
    143,900      Pope & Talbot, Inc.                                                                                    2,109,574
     51,500      Roper Industries, Inc.                                                                                 2,561,610
    313,300      Sauer-Danfoss, Inc.                                                                                    3,230,123
     45,000      Skyline Corp.                                                                                          1,397,250
     18,600      SPS Technologies, Inc.*                                                                                  788,082
     40,000      Stewart & Stevenson Services, Inc.                                                                       774,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,371,910
------------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


  9 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

====================================================================================================================================
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2002
====================================================================================================================================
     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
CONSUMER DISCRETIONARY -- 17.0%
     31,900      Applebee's International, Inc.                                                                       $ 1,157,970
     85,600      Bassett Furniture Industries, Inc.                                                                     1,754,800
     63,000      The Buckle, Inc.*                                                                                      1,543,500
    178,000      Callaway Golf Co.                                                                                      3,426,500
    125,000      Charming Shoppes, Inc.*                                                                                  990,000
     64,000      Claire's Stores, Inc.                                                                                  1,246,720
     71,900      CompX International Inc.                                                                                 895,155
    390,400      Concord Camera Corp.*                                                                                  3,517,504
     31,000      Corn Products International, Inc.                                                                        998,200
    217,975      Dilliard's, Inc., Class A Shares                                                                       5,200,883
     17,500      The Dress Barn, Inc.*                                                                                    518,175
     15,000      Flexsteel Industries, Inc.                                                                               225,000
    118,500      Footstar, Inc.*                                                                                        3,613,065
     72,000      Furniture Brands International, Inc.*                                                                  2,624,400
     73,000      Harman International Industries, Inc.                                                                  3,602,550
     28,500      Lancaster Colony Corp.                                                                                 1,055,640
     46,100      Maxwell Shoe Co. Inc., Class A Shares*                                                                   737,600
    102,900      The Neiman Marcus Group, Inc., Class A Shares*                                                         3,544,905
     10,000      Oxford Industries, Inc.                                                                                  264,000
     68,000      Pier 1 Imports, Inc.                                                                                   1,400,120
     10,000      Prime Hospitality Corp.*                                                                                 131,500
     53,000      Ross Stores, Inc.                                                                                      2,004,990
     53,000      Russell Corp.                                                                                            789,700
    155,000      Sensient Technologies Corp.                                                                            3,568,100
    125,000      The Stride Rite Corp.                                                                                  1,031,250
    100,700      The Timberland Co., Class A Shares*                                                                    4,254,575
     38,500      United Stationers Inc.*                                                                                1,466,850
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       51,563,652
------------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 3.5%
    173,100      Lyondell Chemical Co.                                                                                  2,875,191
     37,500      Peoples Energy Corp.                                                                                   1,476,750
    155,000      Superior Energy Services, Inc.*                                                                        1,559,300
     90,000      Varco International, Inc.*                                                                             1,809,000
    146,500      XTO Energy, Inc.                                                                                       2,937,325
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,657,566
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.0%
     39,000      Bank United Corp., Litigation Contingent Payment Rights Trust Shares*                                      5,070
    125,000      Banknorth Group, Inc.+                                                                                 3,293,750
     77,000      Columbia Banking System, Inc.*                                                                         1,024,100
     25,000      Corus Bankshares, Inc.                                                                                 1,188,250
     78,000      Countrywide Credit Industries, Inc.                                                                    3,490,500
    100,000      Cullen/Frost Bankers, Inc.                                                                             3,587,000
     97,000      Federal Agricultural Mortgage Corp., Class C Shares*                                                   4,316,500
     25,000      First Republic Bank*                                                                                     710,000
     48,000      FirstMerit Corp.                                                                                       1,381,920
    140,000      Fremont General Corp.                                                                                    854,000
    115,000      Golden State Bancorp Inc.+                                                                             3,414,350
     52,000      Granite State Bankshares, Inc.                                                                         1,388,920


                       SEE NOTES TO FINANCIAL STATEMENTS.


 10 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

====================================================================================================================================
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2002
====================================================================================================================================
     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
FINANCIAL SERVICES -- 15.0% (CONTINUED)
     49,500      GreenPoint Financial Corp.                                                                           $ 2,163,150
      5,000      Investors Financial Services Corp.                                                                       380,250
     18,800      Mississippi Valley Bancshares, Inc.                                                                      755,760
     47,000      Pacific Century Financial Corp.                                                                        1,224,820
      8,500      Peoples Bancorp Inc.                                                                                     204,000
     86,900      Sky Financial Group, Inc.                                                                              1,934,394
     35,000      Southwest Bancorporation of Texas, Inc.*                                                               1,166,900
    242,000      Umpqua Holdings Corp.                                                                                  3,620,320
     64,800      Waddell & Reed Financial, Inc., Class A Shares                                                         1,975,104
     93,000      Webster Financial Corp.                                                                                3,480,990
     85,000      West Coast Bancorp                                                                                     1,283,925
     43,000      Wilmington Trust Corp.+                                                                                2,894,330
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       45,738,303
------------------------------------------------------------------------------------------------------------------------------------
FOOD - BAKING -- 0.1%
     18,600      Tasty Baking Co.                                                                                          336,660
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE -- 2.7%
     14,000      AmerisourceBergen Corp.*+                                                                                956,200
     20,100      Arena Pharmaceuticals, Inc.*                                                                             200,196
     39,000      Bentley Pharmaceuticals, Inc.*                                                                           395,850
     22,000      BioMarin Pharmaceutical Inc.*                                                                            230,340
      8,200      Brucker AXS Inc.*                                                                                         34,030
     38,000      Centene Corp.*                                                                                           870,200
     15,000      Genencor International Inc.*                                                                             170,250
     92,000      Health Management Associates, Inc., Class A Shares*                                                    1,907,160
     85,000      Health Net Inc.*+                                                                                      2,332,400
        400      National Dentex Corp.*                                                                                    10,520
     50,000      PRAECIS Pharmaceuticals Inc.*                                                                            260,000
     20,000      Rehabcare Group, Inc.*                                                                                   570,000
        800      United Surgical Partners International, Inc.*                                                             18,560
      2,300      Wright Medical Group, Inc.*                                                                               46,207
     30,000      Xoma Ltd.*                                                                                               257,700
      7,900      Zymogenetics, Inc.*                                                                                       89,191
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,348,804
------------------------------------------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.3%
    101,400      Labor Ready, Inc.*                                                                                      790,920
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 2.6%
    100,000      21st Century Insurance Group                                                                           1,809,000
    100,000      CNA Surety Corp.                                                                                       1,505,000
    105,000      Fidelity National Financial, Inc.                                                                      2,768,850
     36,000      Radian Group Inc.                                                                                      1,766,880
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,849,730
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 5.0%
    100,000      Russell 2000 Value Index Fund, Class I Shares                                                         13,990,000
     63,000      Steiner Leisure Ltd.*                                                                                  1,358,280
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,348,280
------------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


 11 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

====================================================================================================================================
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2002
====================================================================================================================================
     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
MULTI-INDUSTRY -- 0.9%
     62,000      Pentair, Inc.                                                                                        $ 2,788,140
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.3%
     40,000      Ohio Casualty Corp.*                                                                                     757,600
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE -- 11.5%
     16,000      Alexandria Real Estate Equities, Inc.                                                                    713,600
     85,000      AMB Property Corp.                                                                                     2,337,500
     50,000      Apartment Investment & Management Co.                                                                  2,418,500
     41,250      Boston Properties, Inc.+                                                                               1,627,313
     95,000      Catellus Development Corp.*                                                                            1,868,650
     84,000      Clayton Homes, Inc.                                                                                    1,407,000
     66,000      Cousins Properties, Inc.                                                                               1,719,300
     68,000      Developers Diversified Realty Corp.                                                                    1,428,000
     52,600      Duke Realty Corp.                                                                                      1,367,600
    112,000      FelCor Lodging Trust Inc.                                                                              2,380,000
     40,000      General Growth Properties, Inc.                                                                        1,768,000
     65,000      Highwoods Properties, Inc.                                                                             1,825,850
    226,000      Host Marriott Corp.                                                                                    2,700,700
    106,100      iStar Financial Inc.                                                                                   3,066,290
    181,300      LaSalle Hotel Properties                                                                               2,937,060
     80,000      Liberty Property Trust                                                                                 2,580,000
     45,000      Pan Pacific Retail Properties, Inc.                                                                    1,375,650
     41,000      SL Green Realty Corp.                                                                                  1,377,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       34,898,613
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 8.9%
    140,000      Artesyn Technologies, Inc.*                                                                            1,303,400
     92,000      Axcelis Technologies, Inc.*                                                                            1,315,600
     20,000      Cypress Semiconductor Corp.*                                                                             460,000
     45,000      Diebold, Inc.                                                                                          1,833,300
    145,600      Electronics for Imaging, Inc.*                                                                         2,664,480
     90,000      Input/Output, Inc.*                                                                                      819,000
    105,500      JDA Software Group, Inc.*                                                                              3,363,340
     73,000      Lattice Semiconductor Corp.*                                                                           1,279,690
    235,000      Maxtor Corp.*                                                                                          1,633,250
    271,500      Micromuse Inc.*                                                                                        2,378,340
    140,000      Perot Systems Corp., Class A Shares*                                                                   2,793,000
     20,000      Photronics, Inc.*                                                                                        674,600
    405,000      RealNetworks, Inc.*                                                                                    2,843,100
    100,000      Register.com, Inc.*                                                                                      898,000
    190,000      S1 Corp.*                                                                                              2,933,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       27,192,700
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.4%
    100,000      Citizens Communications Co.*+                                                                          1,075,000
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 5.0%
     47,500      Avista Corp.+                                                                                            737,675
     85,000      Cascade Natural Gas Corp.                                                                              1,803,700
    170,000      El Paso Electric Co.*                                                                                  2,660,500
     43,000      Energy East Corp.                                                                                        935,250


                       SEE NOTES TO FINANCIAL STATEMENTS.


 12 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

====================================================================================================================================
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2002
====================================================================================================================================
     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
UTILITIES -- 5.0% (CONTINUED)
     52,500      IDACORP, Inc.                                                                                      $   2,126,250
     48,000      Madison Gas and Electric Co.                                                                           1,364,160
     33,628      Newfield Exploration Co.*                                                                              1,243,900
     30,000      Puget Energy, Inc.                                                                                       623,700
     14,000      Western Gas Resources, Inc.                                                                              521,080
     57,500      WGL Holdings Inc.                                                                                      1,544,450
     42,500      WPS Resources Corp.                                                                                    1,676,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,236,865
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost--$212,250,447)                                                                                 282,174,108
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.7%
     40,000      Suiza Capital Trust II, 5.500% Trust Preferred Securities (Cost--$1,546,000)                           2,085,000
------------------------------------------------------------------------------------------------------------------------------------

      FACE
     AMOUNT                                                      SECURITY                                               VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 6.5%
$19,925,000      Morgan Stanley Dean Witter & Co., 1.800% due 4/1/02; Proceeds at maturity--$19,928,985;
                   (Fully collateralized by U.S. Treasury Strips, Bills, Federal Home Loan Bank and Federal
                   National Mortgage Association, 0.000% to 6.240% due 9/26/02 to 11/15/27;
                   Market value--$20,514,849)
                   (Cost--$19,925,000)                                                                                 19,925,000
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost--$233,721,447**)                                                                              $304,184,108
------------------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

+    Security is segregated by custodian for futures contracts.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       SEE NOTES TO FINANCIAL STATEMENTS.


 13 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders


====================================================================================================================================
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                                                     MARCH 31, 2002
====================================================================================================================================
ASSETS:
     Investments, at value (Cost--$233,721,447)                                                                      $304,184,108
     Receivable for securities sold                                                                                     2,371,364
     Receivable for Fund shares sold                                                                                    2,133,273
     Dividends and interest receivable                                                                                    284,710
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     308,973,455
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable to bank                                                                                                      703,287
     Payable for securities purchased                                                                                     442,584
     Management fee payable                                                                                               187,771
     Payable for Fund shares purchased                                                                                    161,388
     Distribution fees payable                                                                                             70,282
     Accrued expenses                                                                                                     145,173
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  1,710,485
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $307,262,970
====================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                                     $     17,050
     Capital paid in excess of par value                                                                              226,588,279
     Undistributed net investment income                                                                                  232,786
     Accumulated net realized gain from security transactions and futures contracts                                     9,962,194
     Net unrealized appreciation of investments                                                                        70,462,661
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $307,262,970
====================================================================================================================================
SHARES OUTSTANDING:
     Class A                                                                                                            4,371,606
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                            6,910,673
     -------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            5,767,249
     -------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                                                                        $18.06
     -------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                             $18.01
     -------------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                            $18.01
     -------------------------------------------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                                                     $19.01
     -------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                     $18.19
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.


 14 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders


====================================================================================================================================
 STATEMENT OF OPERATIONS (UNAUDITED)                                                        FOR THE SIX MONTHS ENDED MARCH 31, 2002
====================================================================================================================================
INVESTMENT INCOME:
     Dividends                                                                                                        $ 2,106,643
     Interest                                                                                                             117,687
     TOTAL INVESTMENT INCOME                                                                                            2,224,330
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                                                         1,009,757
     Management fee (Note 2)                                                                                              936,749
     Shareholder and system servicing fees                                                                                122,735
     Registration fees                                                                                                     57,656
     Shareholder communications                                                                                            46,729
     Audit and legal                                                                                                       17,184
     Directors' fees                                                                                                        7,822
     Custody                                                                                                                6,017
     Other                                                                                                                  4,110
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     2,208,759
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                      15,571
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
     Realized Gain From:
        Security transactions (excluding short-term securities)                                                         7,282,141
        Futures contracts                                                                                               1,596,585
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED GAIN                                                                                                  8,878,726
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                                                                            13,552,889
        End of period                                                                                                  70,462,661
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                                                           56,909,772
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                                                                          65,788,498
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                                                $65,804,069
====================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


 15 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

====================================================================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2001
                                                                                                  2002                    2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                                    $     15,571           $  1,454,059
     Net realized gain                                                                           8,878,726              6,703,327
     Increase (decrease) in net unrealized appreciation                                         56,909,772             (8,063,289)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                                     65,804,069                 94,097
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                        (687,375)            (1,132,288)
     Net realized gains                                                                         (4,971,793)           (10,093,985)
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (5,659,168)           (11,226,273)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                                           59,981,543            104,172,556
     Net asset value of shares issued for reinvestment of dividends                              5,378,424             10,749,288
     Cost of shares reacquired                                                                 (24,049,489)           (50,099,111)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                        41,310,478             64,822,733
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                         101,455,379             53,690,557

NET ASSETS:
     Beginning of period                                                                       205,807,591            152,117,034
------------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                                           $307,262,970           $205,807,591
====================================================================================================================================
* Includes undistributed net investment income of:                                                $232,786               $904,590
====================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


 16 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. Significant Accounting Policies
The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment Portfolio of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  Management Agreement and Other Transactions
Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.




 17 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended March 31, 2002, the Portfolio paid transfer agent fees of $123,449 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the six months ended March 31, 2002, SSBand its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2002, SSB received sales charges of approximately $233,000 and $138,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended March 31, 2002, CDSCs paid to SSB were approximately:

                                             CLASS B               CLASS L
=============================================================================
CDSCs                                         $97,000              $11,000
=============================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended March 31, 2002, total Distribution Plan Fees incurred by the Portfolio were:

                            CLASS A            CLASS B               CLASS L
===============================================================================
Distribution Plan Fees      $79,747            $507,454             $422,556
===============================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


3. Investments
During the six months ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===========================================================================
Purchases                                                     $69,220,114
---------------------------------------------------------------------------
Sales                                                          37,121,149
===========================================================================


 18 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

==============================================================================
Gross unrealized appreciation                                    $72,587,381
Gross unrealized depreciation                                     (2,124,720)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $70,462,661
==============================================================================


4. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Option Contracts
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.


 19 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

6. Lending of Portfolio Securities
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2002, the Portfolio did not have any securities on loan.


7. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2002, the Portfolio did not hold any futures contracts.


8. Capital Shares
At March 31, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each class:

                            CLASS A             CLASS B              CLASS L
===============================================================================
Total Paid-in Capital     $57,522,540         $91,078,012          $78,004,777
===============================================================================


 20 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

Transactions in shares of each class were as follows:


                                                           SIX MONTHS ENDED                                  YEAR ENDED
                                                            MARCH 31, 2002                               SEPTEMBER 30, 2001
                                               ----------------------------------------        -------------------------------------
                                                   SHARES                   AMOUNT                 SHARES                 AMOUNT
====================================================================================================================================
CLASS A
Shares sold                                      1,180,889              $ 19,608,079             2,790,880            $ 42,658,225
Shares issued on reinvestment                      106,282                 1,676,062               226,620               3,207,686
Shares reacquired                                 (626,494)              (10,240,878)           (2,047,638)            (30,993,300)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       660,677              $ 11,043,263               969,862            $ 14,872,611
====================================================================================================================================
CLASS B
Shares sold                                      1,313,529              $ 21,690,202             1,893,645            $ 28,907,305
Shares issued on reinvestment                      126,536                 1,995,473               310,637               4,341,935
Shares reacquired                                 (445,116)               (7,164,165)             (700,667)            (10,593,094)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       994,949              $ 16,521,510             1,503,615            $ 22,656,146
====================================================================================================================================
CLASS L
Shares sold                                      1,132,617              $ 18,683,262             2,142,808            $ 32,607,026
Shares issued on reinvestment                      108,237                 1,706,889               228,901               3,199,667
Shares reacquired                                 (416,569)               (6,644,446)             (565,422)             (8,512,717)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       824,285              $ 13,745,705             1,806,287            $ 27,293,976
====================================================================================================================================





 21 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 FINANCIAL HIGHLIGHTS
================================================================================

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CLASS A SHARES                                                                2002(1)(2)       2001(2)        2000(2)     1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $14.19        $14.85         $12.10        $11.40
====================================================================================================================================
INCOME FROM OPERATIONS:
   Net investment income                                                          0.05          0.20           0.16          0.15
   Net realized and unrealized gain                                               4.29          0.27           2.78          0.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                      4.34          0.47           2.94          0.70
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                         (0.14)        (0.18)         (0.19)           --
   Net realized gains                                                            (0.33)        (0.95)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                              (0.47)        (1.13)         (0.19)           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $18.06        $14.19         $14.85        $12.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     31.08%++       3.26%         24.71%         6.14%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                               $78,936       $52,670         $40,693      $37,308
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                       1.20%+        1.20%          1.28%         1.32%+
   Net investment income                                                          0.57+         1.33           1.28          1.94+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                             16%           47%            48%            7%
====================================================================================================================================

(1)  For the six months ended March 31, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.



 22 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 FINANCIAL HIGHLIGHTS(CONTINUED)
================================================================================

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CLASS B SHARES                                                                2002(1)(2)       2001(2)        2000(2)     1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $14.10         $14.76        $12.05        $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income (loss)                                                  (0.02)          0.08          0.07          0.09
   Net realized and unrealized gain                                               4.28           0.28          2.76          0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                      4.26           0.36          2.83          0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                         (0.02)         (0.07)        (0.12)           --
   Net realized gains                                                            (0.33)         (0.95)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                              (0.35)         (1.02)        (0.12)           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $18.01         $14.10        $14.76        $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     30.56%++        2.52%        23.70%         5.70%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                              $124,460        $83,426       $65,125       $60,620
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                       1.94%+         1.97%         2.04%         2.08%+
   Net investment income (loss)                                                  (0.19)+         0.56          0.52          1.19+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                             16%           47%            48%            7%
====================================================================================================================================

(1)  For the six months ended March 31, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.



 23 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

================================================================================
 FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CLASS L SHARES                                                                2002(1)(2)       2001(2)        2000(2)     1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $14.10        $14.76         $12.05        $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income (loss)                                                  (0.01)         0.08           0.07          0.09
   Net realized and unrealized gain                                               4.27          0.28           2.76          0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                      4.26          0.36           2.83          0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                         (0.02)        (0.07)         (0.12)           --
   Net realized gains                                                            (0.33)        (0.95)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                              (0.35)        (1.02)         (0.12)           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $18.01        $14.10         $14.76        $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     30.58%++       2.52%         23.70%         5.70%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                              $103,867       $69,712        $46,299       $43,212
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                       1.94%+        1.96%          2.04%         2.08%+
   Net investment income (loss)                                                  (0.17)+        0.55           0.52          1.20+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                             16%           47%            48%            7%
====================================================================================================================================

(1)  For the six months ended March 31, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


 24 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Semi-Annual Report to Shareholders

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND



    DIRECTORS
    PETER R. ADES
    HERBERT BARG
    DWIGHT B. CRANE
    FRANK G. HUBBARD
    HEATH B. MCLENDON, CHAIRMAN
    JEROME MILLER
    KEN MILLER


    OFFICERS
    HEATH B. MCLENDON
    PRESIDENT AND
    CHIEF EXECUTIVE OFFICER


    LEWIS E. DAIDONE
    SENIOR VICE PRESIDENT
    AND TREASURER


    THOMAS B. DRISCOLL
    VICE PRESIDENT AND
    INVESTMENT OFFICER


    JOHN G. GOODE
    VICE PRESIDENT AND
    INVESTMENT OFFICER





    PETER J. HABLE
    VICE PRESIDENT AND
    INVESTMENT OFFICER





    CHRISTINA T. SYDOR
    SECRETARY




    INVESTMENT MANAGER
    SMITH BARNEY FUND
      MANAGEMENT LLC



    DISTRIBUTOR
    SALOMON SMITH BARNEY INC.



    CUSTODIAN
    STATE STREET BANK AND
      TRUST COMPANY



    TRANSFER AGENT
    TRAVELERS BANK & TRUST FSB.
    125 BROAD STREET, 11TH FLOOR
    NEW YORK, NEW YORK 10004



    SUB-TRANSFER AGENT
    PFPC GLOBAL FUND SERVICES
    P.O. BOX 9699
    PROVIDENCE, RHODE ISLAND
    02940-9699

         SMITH BARNEY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF SMITH BARNEY INVESTMENT FUNDS INC. -- SMITH BARNEY SMALL CAP VALUE FUND, BUT IT ALSO MAY BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE PORTFOLIO. IF USED AS SALES MATERIAL AFTER JUNE 30, 2002, THIS REPORT MUST BE ACCOMPANIED BY PERFORMANCE INFORMATION FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.


SMITH BARNEY SMALL CAP VALUE FUND
SMITH BARNEY MUTUAL FUNDS
125 BROAD STREET
10TH FLOOR, MF-2
NEW YORK, NEW YORK 10004



FOR COMPLETE INFORMATION ON ANY OF THE SMITH BARNEY MUTUAL FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, CALL OR WRITE YOUR FINANCIAL PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WWW.SMITHBARNEY.COM/MUTUALFUNDS



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